UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2024
___________________________________
INTEGRAL AD SCIENCE HOLDING CORP.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-40557 (Commission File Number)	83-0731995 (I.R.S. Employer Identification Number)

12 E 49th Street, 20th Floor New York, NY 10017
(Address of principal executive offices)

646 278-4871
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	IAS	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2024, the Board of Directors (the “Board”) of Integral Ad Science Holding Corp. (the “Company”) appointed Robert Lord as a new member of the Board, effective immediately. Mr. Lord will serve as a Class I director until the Company’s annual meeting of shareholders to be held in 2025 and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. In connection with Mr. Lord’s appointment, the Board increased the size of the Board from nine to ten members.

Mr. Lord, age 61, currently serves as the Chief Executive Officer of RWL Advisory, LLC, a consulting and advisory services company. Prior to RWL Advisory, Mr. Lord served in various roles within IBM (NYSE: IBM). During his tenure with IBM spanning from April 2016 to December 2023, Mr. Lord acted as the Senior Vice President of IBM, Chief Digital Officer, and SVP of IBM’s Worldwide Ecosystems & Cognitive Applications. Prior to joining IBM, Mr. Lord served as President for AOL (NYSE: AOL), where he was responsible for AOL Technology platforms building one of the first industry leading programmatic media platforms, AOL ONE, which ultimately contributed to the sale of AOL to Verizon (NYSE: VZ) in 2015. Mr. Lord currently serves on the board of Finance of America, Inc. (NYSE: FOA). Mr. Lord holds an MBA from Harvard University and a B.S. in Industrial Engineering and Operations Research from Syracuse University. Mr. Lord currently serves as an Executive Fellow at the Harvard Business School, teaching a course in the Entrepreneurial program, “Scaling Technology Ventures.”

Mr. Lord will receive compensation consistent with the compensation paid to non-employee, non-Vista-affiliated directors of the Company described in the Company’s Proxy Statement on Schedule 14A relating to the 2024 annual meeting of shareholders under the “Director Compensation” heading; provided, however, the value of Mr. Lord’s equity award will be prorated based on the number of months between the grant date and the annual meeting of shareholders to be held in May 2025. The Company will also enter into its standard form of indemnification agreement with Mr. Lord, the form of which was filed as Exhibit 10.8 to the Company’s Registration Statement filed with the Securities and Exchange Commission on Form S-1 on June 14, 2021.

The Company is not aware of any related party transactions or relationships between Mr. Lord and the Company that would require disclosure under Item 404(a) of Regulation S-K. Mr. Lord was not appointed as a director based on any arrangement or understanding between Mr. Lord and any other persons.

Item 7.01. Regulation FD Disclosure.

On August 2, 2024, the Company issued a press release announcing the appointment described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2024

INTEGRAL AD SCIENCE HOLDING CORP.

By:	/s/ Tania Secor
Name:	Tania Secor
Title:	Chief Financial Officer
(Principal Financial Officer)